SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT

                    Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported):  April 17, 1995


                      COCA-COLA ENTERPRISES INC.
          (Exact name of registrant as specified in charter)



  Delaware                          01-09300               58-0503352
 (State of                    (Commission File No.)       (IRS Employer
Incorporation)                                          Identification No.)




           One Coca-Cola Plaza, N.W., Atlanta, Georgia 30313
     (Address of principal executive offices, including zip code)

                            (404) 676-2100
         (Registrant's telephone number, including area code)







                                                      Page 1 of 6 pages
                                                   Exhibit Index page 4

Item 5.    Other Events
- -------    ------------
           Coca-Cola Enterprises Inc. (the "Company") files herewith its Condensed Consolidated Statements of Operations, reporting the Company's financial results for the first quarter of 1995.


Item 7.    Financial Statements and Exhibits
- -------    ---------------------------------
           (c) Exhibits.


           99 Condensed Consolidated Statements of Operations (unaudited) of the Company, reporting financial results for the first quarter of 1995.

                Summary - Key Information of the Company for the first quarter of 1995.

               ----------------------------------------

                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COCA-COLA ENTERPRISES INC.
                              (Registrant)

                                  LOWRY F. KLINE
Date:  April 25, 1995         By:-----------------------------------
                              Lowry F. Kline
                              General Counsel

                         COCA-COLA ENTERPRISES INC.

                             EXHIBIT INDEX


Exhibit No.                                                         Page
- -----------                                                         ----

    99          Condensed Consolidated Statements of Operations       5
                (Unaudited) of the Company, reporting financial results for the first quarter of 1995.


                Summary - Key Information of the Company for          6
                the first quarter of 1995.